UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C INFORMATION
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Virtus Alternative Solutions Trust

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Virtus Mutual Funds P.O. Box 9874 Providence, RI 02940-8074	Toll Free 800-243-1574 Virtus.com
February 17, 2016
Dear Fund Shareholder:
The enclosed information statement provides information about a new investment subadvisory agreement (“New Subadvisory Agreement”) between Virtus Alternative Investment Advisers, Inc. (“VAIA”) and Fischer Francis Trees & Watts, Inc. (“FFTW”) with respect to Virtus Alternative Inflation Solution Fund and Virtus Alternative Total Solution Fund (each, a “Fund” and together, the “Funds”), each a series of Virtus Alternative Solutions Trust (the “Trust”). On November 5, 2015, the Board of Trustees (the “Board”) of the Funds approved the appointment of FFTW as a subadviser to the Funds, replacing Armored Wolf, LLC. The Funds’ remaining subadvisers will continue to serve as subadvisers to the Funds. Each Fund’s principal investment strategies have been modified to reflect those employed by the portfolio management team at FFTW. FFTW began managing Fund assets under the New Subadvisory Agreement on November 25, 2015.
VAIA and the Trust are providing you with the enclosed information statement to inform you about the subadviser change for the Funds. If you should have any questions regarding this change, please feel free to call Virtus Mutual Funds at (800) 243-1574. Thank you for your continued investment in the Virtus Mutual Funds.
Sincerely,
George R. Aylward
President, Virtus Mutual Funds
This letter has been prepared solely for the information of existing shareholders.
This letter is not authorized for distribution to prospective investors.
Mutual Funds distributed by VP Distributors, LLC

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT
Relating to
VIRTUS ALTERNATIVE INFLATION SOLUTION FUND
VIRTUS ALTERNATIVE TOTAL SOLUTION FUND
(each, a series of Virtus Alternative Solutions Trust)
c/o Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
800-243-1574
As a shareholder of Virtus Alternative Inflation Solution Fund (“Inflation Solution Fund”) and/or Virtus Alternative Total Solution Fund (“Total Solution Fund,” and together with Inflation Solution Fund, the “Funds”), each a series of Virtus Alternative Solutions Trust (the “Trust”), you are receiving this Notice regarding the Internet availability of an information statement relating to a subadviser change (the “Information Statement”). This Notice presents only an overview of a more complete Information Statement that is available to you on the Internet, or upon request, by mail. The Information Statement details important information regarding a subadviser change relating to the Funds. We encourage you to access and review all of the important information contained in this Information Statement. The Information Statement is for informational purposes only, and you do not need to take any action.
Subject to the direction of the Board of Trustees of the Trust, Virtus Alternative Investment Advisers, Inc. (“VAIA”) is responsible for managing the Funds’ investment programs and for the general operations of the Funds, including oversight of the Funds’ subadvisers, and recommending their hiring, termination and replacement. At a meeting held on November 5, 2015, the Board of Trustees of the Trust (the “Board”) approved the appointment of Fischer Francis Trees & Watts, Inc. (“FFTW”) as a subadviser to each of the Funds, replacing Armored Wolf, LLC (“Armored Wolf”) pursuant to a subadvisory agreement effective November 20, 2015 (the “Subadvisory Agreement”). A prospectus supplement describing these and other changes was mailed to shareholders on or about November 25, 2015.
The appointment of FFTW as a subadviser to the Fund under the Subadvisory Agreement was effected in accordance with an exemptive order (the “Order”) that the U.S. Securities and Exchange Commission granted to the Trust permitting VAIA to hire, terminate, and replace subadvisers without seeking the approval of Fund shareholders (subject to certain conditions). Consequently, the Trust is not soliciting proxies to approve this change and you are requested not to send us a proxy. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new subadvisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Funds will make the Information Statement available to you online.
The Information Statement will be available to review on the Internet at https://www.virtus.com/our-products/mutual-fund/Alternative-Inflation-Solution/A and https://www.virtus.com/our-products/mutual-fund/Alternative-Total-Solution/A until at least May 15, 2016. If you want a paper or email copy, you must request one. There is no charge to you for requesting a copy. To request a paper or email copy of the Information Statement please contact Virtus Mutual Funds by calling (800) 243-1574, or writing to virtus.investment.partners@virtus.com or Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. If you want to receive a paper or email copy of the Information Statement, you must request one no later than May 15, 2016.
A copy of each Fund’s most recent annual and/or semi-annual report is also available free of charge via the Internet from the Individual Investors section of virtus.com, by calling Virtus Fund Services toll-free at 800-243-1574, or by writing to Virtus Mutual Funds at P.O. Box 9874, Providence, RI 02940-8074.

INFORMATION STATEMENT
VIRTUS ALTERNATIVE SOLUTIONS TRUST
Virtus Alternative Inflation Solution Fund
Virtus Alternative Total Solution Fund
c/o Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
February 17, 2016
Notice Regarding New Subadviser
Virtus Alternative Solutions Trust (the “Trust”) is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has 7 separate investment portfolios, including Virtus Alternative Inflation Solution Fund (“Inflation Solution Fund”) and Virtus Alternative Total Solution Fund (“Total Solution Fund,” and together with Inflation Solution Fund, the “Funds”). Virtus Alternative Investment Advisers, Inc. (the “Adviser” or “VAIA”), acts as the investment adviser to the Funds and is located at 100 Pearl Street, Hartford, CT 06103.
The primary purpose of this Information Statement is to provide you with important information about a new investment subadvisory agreement between VAIA and Fischer Francis Trees & Watts, Inc. (“FFTW”) on behalf of each Fund. On November 5, 2015, the Board of Trustees of the Trust (the “Board”) approved the appointment of FFTW as an additional subadviser to the Funds, replacing Armored Wolf, LLC (“Armored Wolf”). Armored Wolf has been terminated as a subadviser to the Funds, and FFTW began acting as a subadviser to the Funds on November 25, 2015. The Funds’ remaining subadvisers continue to serve as subadvisers to the Funds as set forth below.
Fund	Subadvisers
Inflation Solution Fund	• Cliffwater Investments LLC (“Cliffwater”)
• Brigade Capital Management, LP (“Brigade”)
• Credit Suisse Asset Management, LLC (“Credit Suisse”)
• FFTW
• Harvest Fund Advisors LLC (“Harvest”)
• LaSalle Investment Management Securities, LLC (“LaSalle”)
• Lazard Asset Management LLC (“Lazard”)

Fund	Subadvisers
Total Solution Fund	• Cliffwater
• Ascend Capital, LLC (“Ascend”)
• Brigade
• FFTW
• Graham Capital Management, L.P. (“Graham”)
• Harvest
• ICE Canyon LLC (“ICE Canyon”)
• LaSalle
• Lazard
• MAST Capital Management, LLC (“MAST”)
This Information Statement will be provided on or about February 17, 2016 to the Funds’ shareholders of record as of the close of business on February 3, 2016 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
A copy of each Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at https://www.virtus.com/products/prospectuses, by calling 800-243-1574, or by writing Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. A copy of this Information Statement is also available via the Internet at https://www.virtus.com/our-products/mutual-fund/Alternative-Inflation-Solution/A and https://www.virtus.com/our-products/mutual-fund/Alternative-Total-Solution/.A.
Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Trust and VAIA have obtained an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act (the “Order”) that permits VAIA, subject to certain conditions and without the approval of shareholders: (a) to select both unaffiliated subadvisers and wholly-owned affiliated subadvisers to manage all or a portion of the assets of a Fund, and to enter into subadvisory agreements with these subadvisers, and (b) to materially amend subadvisory agreements with these subadvisers. VAIA has the responsibility to oversee subadvisers and recommend their hiring, termination, and replacement to the Board. The Board must approve any new subadvisory agreements implemented in reliance on the Order. The Order requires that shareholders of each Fund be provided with an information statement such as this one within 90 days of retaining a new subadviser.
APPOINTMENT OF NEW SUBADVISER
VAIA serves as investment adviser to each Fund pursuant to an investment advisory agreement between VAIA and the Trust on behalf of each Fund, as last amended on September 8, 2015 (the “Advisory Agreement”). The Board, including a majority of the Board members who are deemed not to be “interested persons” as defined in the 1940 Act (the “Independent Trustees”), last renewed the Advisory Agreement with respect to the Funds at a meeting held on December 2, 2015. Subject to the direction of the Board, VAIA is responsible for managing the Funds’ investment programs and for the general operations of the Funds, including oversight of the Funds’ subadvisers, and recommending their hiring, termination and replacement.
The investment strategies of the Funds are implemented by managers selected and monitored by VAIA, with the assistance of Cliffwater, a subadviser to the fund. With the exception of Cliffwater, each subadviser manages its portion of the investments of each Fund in conformity with the Fund’s investment policies as described in its prospectus. Cliffwater makes recommendations to VAIA with respect to hiring and terminating the Funds’ other subadvisers. Based on these recommendations, VAIA makes decisions on the hiring and termination of subadvisers, and recommends these decisions to the Board. Cliffwater has the authority to implement decisions within parameters previously approved by VAIA and/or the Board, as appropriate, with respect to each Fund’s portfolio construction and the allocation of assets among individual subadvisers, to manage the Funds’ cash allocations and to invest the Funds’ assets in securities and other instruments directly pending allocation to a subadviser, to hedge the Funds’ against exposures created by the other subadvisers, or to modify the Funds’ exposure to particular investments or market-related risks. There is no fixed or minimum allocation to any subadviser. In the future, VAIA may add or remove subadvisers for each Fund.
VAIA and Cliffwater determined to recommend the appointment of FFTW as an additional subadviser to the Funds, replacing Armored Wolf, which had notified VAIA of its intention to resign as a subadviser to the Funds and unwind its investment advisory business. In connection with the proposed appointment of FFTW as a subadviser to the Funds, VAIA also proposed revising the Funds’ principal investment strategies to accommodate the strategy to be employed by FFTW.

At a meeting of the Board held on November 5, 2015, based upon the recommendation of Cliffwater, VAIA proposed that Armored Wolf be terminated as a subadviser to the Funds and replaced with FFTW. The Board approved the proposals, including the investment strategy described by FFTW for the relevant portion of each Fund and the New Subadvisory Agreement engaging FFTW to act as a subadviser to the Funds. The New Subadvisory Agreement was approved by a majority of the members of the Board, including a majority of the Independent Trustees. A copy of the New Subadvisory Agreement is attached as Exhibit A.
THE NEW SUBADVISORY AGREEMENT
The description of the New Subadvisory Agreement that follows is qualified in its entirety by reference to the copy of the New Subadvisory Agreement included as Exhibit A.
Term
The New Subadvisory Agreement provides that it will remain in effect until December 31, 2016, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Subadvisory Agreement is subject to termination at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Trust, upon 60 days’ prior written notice to VAIA and FFTW, (ii) by FFTW upon 60 days’ prior written notice to VAIA and the Trust, or (iii) by VAIA upon 60 days’ written notice to FFTW.
Services
FFTW provides management services to the Funds with respect to assets, if any, allocated to it (“Allocated Portion”). FFTW is subject to the investment objectives, policies and restrictions of the Trust as they apply to each Fund and as set forth in the Trust’s then current prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as may be periodically amended and provided to FFTW by VAIA, and to the investment restrictions set forth in the 1940 Act and the rules thereunder, to the supervision and control of the Board, and to instructions from VAIA. Except as expressly stated in the New Subadvisory Agreement, FFTW is not responsible for aspects of the Funds’ investment programs other than managing the Allocated Portion in accordance with the terms and conditions of the New Subadvisory Agreement.
Limitation of Liability
The New Subadvisory Agreement provides that, absent FFTW’s breach of the New Subadvisory Agreement or willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties on the part of FFTW or its officers, directors, partners, agents, employees or controlling persons, FFTW is not liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that FFTW is responsible for, and shall indemnify and hold the Trust and VAIA and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or VAIA within the meaning of Section 15 of the Securities Act of 1933, as amended, harmless against any and all losses arising out of or resulting from a “trade error” (as defined in the compliance policies and procedures of the Trust and/or FFTW, as the same may be amended from time to time) caused by the action or omission of FFTW or its agent.
Subadvisory Fee
VAIA, and not the Funds, pays subadvisory fees under the New Subadvisory Agreement. The Advisory Agreement between the Trust and VAIA relating to the Funds remains in effect and the fees payable to VAIA by the Funds under the Advisory Agreement do not change, so there is no increase in the management fees paid by the Funds as a result of the subadvisory fees paid under the New Subadvisory Agreement.
Effective Date
The New Subadvisory Agreement was approved by the Board, including, by a separate vote, the Independent Trustees, at an in-person meeting of the Board held on November 5, 2015. It was signed on November 20, 2015, and FFTW began managing assets for the Funds on November 25, 2015.
BOARD CONSIDERATIONS
As previously mentioned, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement at a meeting held on November 5, 2015. The Independent Trustees were separately advised by independent legal counsel throughout the process.
In considering the approval of FFTW, the Board requested and evaluated information provided by VAIA and FFTW which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the subadviser change would be in the best interests of the Funds and their shareholders.
The Board considered all the criteria separately with respect to the Funds and their shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Basis for the Board’s Approval
In making its determination with respect to the New Subadvisory Agreement, the Board considered various factors, including:
•
Nature, extent, and quality of the services to be provided by FFTW. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by FFTW concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that with respect to the Allocated Portion, FFTW would provide portfolio management, compliance with the Funds’ investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the New Subadvisory Agreement and noted the breadth and depth of experience of the portfolio managers. In considering the approval of the New Subadvisory Agreement, the Trustees considered FFTW’s investment management process, including (a) the experience, capability and integrity of FFTW’s management and other personnel committed by FFTW to the Funds; (b) the quality and commitment of FFTW’s regulatory and legal compliance policies, procedures and systems; and (c) FFTW’s brokerage and trading practices. The Board concluded that the nature, extent and quality of the services to be provided by FFTW to the Funds was reasonable.

•
Investment Performance. The Board considered investment performance results of a comparable account versus an appropriate index and was satisfied with the performance.

•
Subadvisory Fee. The Board took into account that the Fund’s subadvisory fees are paid by VAIA and not by the Fund, so that the Fund’s shareholders would not be directly impacted by those fees. The Board noted that the proposed subadvisory fees under the New Subadvisory Agreement were higher than the subadvisory fees paid to each Fund’s previous subadviser. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by FFTW and all factors considered.

•
Profitability and economies of scale. In considering the expected profitability to FFTW of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by VAIA out of the advisory fees that it receives under the Advisory Agreement and not by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VAIA after payment of the subadvisory fee. In considering the reasonableness of the fees payable by VAIA to FFTW, the Board relied on the ability of VAIA to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to FFTW and its affiliates from FFTW’s relationship with the Funds was not a material factor in approval of the New Subadvisory Agreement.

•
Other Benefits. The Board considered other benefits that may be realized by FFTW and its affiliates from FFTW’s relationship with the Funds. The Board noted that FFTW and VAIA did not believe that there were likely to be direct benefits to FFTW in providing investment advisory services to the Funds, other than the fees to be earned under the New Subadvisory Agreement, although there may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the New Subadvisory Agreement with respect to the Funds.
INFORMATION ABOUT FFTW
FFTW was founded in 1972 and manages a variety of fixed income strategies with a particular focus on U.S. and global government bonds. As of September 30, 2015, FFTW managed approximately $40 billion in assets. The firm is headquartered at 200 Park Avenue, 11th floor, New York, New York 10166, with a second large investment office in London, England and additional professionals located in Boston, Massachusetts and Paris, France. FFTW is organized as a corporation under the laws of the state of New York. FFTW is a wholly-owned subsidiary of BNP Paribas Investment Partners USA Holdings, which is a wholly-owned subsidiary of Paribas North America Inc. Paribas North America Inc. is a wholly-owned subsidiary of BNP Paribas S.A., a publicly owned bank organized in France and located at 14/20 Rue Bergere 75009, Paris 09, France. FFTW is the sole provider of U.S. and global fixed income asset management services in the BNP Paribas family of companies.
The following individuals are responsible for the day-to-day management of the Funds’ assets allocated to FFTW under the New Subadvisory Agreement:
•
Adnan Akant, Ph.D.   Mr. Akant serves as Head of the Currencies team at FFTW. He is responsible for setting strategy for the currency alpha and overlay portfolios as well as the currency portion of global international portfolios. After joining FFTW in 1984, Mr. Akant’s primary focus was on U.S. interest rate strategies and proprietary trading. He moved to the global bond and foreign exchange area in 1994 and has been responsible for the development and implementation of foreign exchange strategies since then. Prior to FFTW, Mr. Akant spent six years at the World Bank (1979 to 1984) managing their liquidity portfolio and advising on the Bank’s multi-currency borrowing program. Mr. Akant has 36 years of investment experience.

•
Cedric Scholtes.   Mr. Scholtes serves as Head of Global Rates and Head of U.S. TIPS portfolios at FFTW. He is responsible for the overall performance of the Global Rates team and overseeing U.S. inflation-linked portfolios, as well as U.S. government portfolios, including generating alpha ideas within U.S. rates and inflation markets for implementation across applicable portfolios. Prior to joining FFTW in 2006 as a portfolio manager, Mr. Scholtes was responsible for proprietary position and market-making in index-linked markets at Goldman Sachs (2005 to 2006). At Bank of England (1999 to 2003), he spent two years in the Foreign Exchange Division where he helped manage the United Kingdom Treasury’s foreign exchange reserves. Prior to that, he worked as a Research Economist in the Monetary Analysis Division researching fixed income markets. Mr. Scholtes has 16 years of investment experience.

Following is a list of the directors and principal executive officers of FFTW and their principal occupations. None are Trustees or officers of the Trust or the Funds.

Name	Address	Principal Occupation
Robert Harrison	200 Park Avenue, New York, NY 10166	President, CEO and Director
Daniel Klein	200 Park Avenue, New York, NY 10166	Vice President, Deputy CEO and Director
Pascal Biville	14/20 Rue Bergere 75009, Paris 09, France	Chairman and Director
Philippe Marchessaux	14/20 Rue Bergere 75009, Paris 09, France	Director
Robin Meister	200 Park Avenue, New York, NY 10166	Chief Compliance Officer, Chief Legal Officer and Secretary
John Barletta	200 Park Avenue, New York, NY 10166	Chief Financial Officer and Treasurer
As of the date of this Information Statement, FFTW did not serve as an investment adviser or subadviser to any fund with investment objectives similar to those of the Funds.
INFORMATION ABOUT VAIA
VAIA is located at 100 Pearl Street, Hartford, Connecticut 06103. VAIA is a wholly-owned subsidiary of Virtus Partners, Inc., which is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), both of which are located at 100 Pearl Street, Hartford, Connecticut 06103. Virtus is an independent, publicly traded financial services company, which, through its affiliates, provides asset management and related services to individuals and institutions. As of December 31, 2015, Virtus’ affiliated investment advisers had in aggregate approximately $47.4 billion in assets under management.
VAIA compensates the subadvisers out of the management fees it receives from each Fund. During the fiscal year ended October 31, 2015, Inflation Solution Fund paid VAIA $157,273 in net management fees, which amounted to 0.01% of the Fund’s net assets as of October 31, 2015. From this amount, VAIA paid $192,967 in subadvisory fees to nonaffiliated subadvisers with respect to Inflation Solution Fund, which amounted to 0.01% of the Fund’s net assets as of October 31, 2015, and $0 in subadvisory fees to affiliated subadvisers with respect to Inflation Solution Fund, which amounted to 0% of the Fund’s net assets as of October 31, 2015.
During the fiscal year ended October 31, 2015, Total Solution Fund paid VAIA $1,094,198 in net management fees, which amounted to 0.01% of the Fund’s net assets as of October 31, 2015. From this amount, VAIA paid $720,888 in sub-advisory fees to nonaffiliated subadvisers with respect to

Total Solution Fund, which amounted to 0.01% of the Fund’s net assets as of October 31, 2015, and $154,026 in subadvisory fees to affiliated subadvisers with respect to Total Solution Fund, which amounted to 0.00% of the Fund’s net assets as of October 31, 2015.
VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Virtus Mutual Funds’ shares. Inflation Solution Fund and Total Solution Fund paid $3,291 and $52,633, respectively, to VP Distributors during the fiscal year ended October 31, 2015 for performing distribution services. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103. For the fiscal year ended October 31, 2015, the Funds paid no brokerage fees to any affiliate.
Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent and transfer agent for the Virtus Mutual Funds. Inflation Solution Fund and Total Solution Fund paid $46,105 and $122,948, respectively, to Virtus Fund Services during the last fiscal year ended October 31, 2015 for performing these services for the Funds. The principal office of Virtus Fund Services is located at 100 Pearl Street, Hartford, Connecticut 06103.
The following persons serve as the principal executive officers of VAIA at the address for VAIA listed above and (except Messrs. Angerthal and Flynn) also serve as Officers of the Trust: George R. Aylward, President; Francis G. Waltman, Executive Vice President; Michael A. Angerthal, Executive Vice President and Treasurer; Kevin J. Carr, Senior Vice President and Assistant Secretary; Mark S. Flynn, Executive Vice President, General Counsel and Secretary.
For the fiscal year ended October 31, 2015, Inflation Solution Fund and Total Solution Fund paid $11,756 and $119,486, respectively, in brokerage commissions. The Funds do not allocate portfolio brokerage on the basis of the sale of shares, although brokerage firms whose customers purchase shares of the Funds may execute trades for the Funds and participate in brokerage commissions.
CHANGES IN THE FUNDS’ INVESTMENT
STRATEGIES AND RISKS
In connection with the appointment of FFTW to the Funds as an additional subadviser, the Board also approved changes in the Funds’ principal investment strategies effective November 25, 2015. Armored Wolf previously provided each Fund with a long/short credit investment strategy. FFTW also provides the Funds with a long/short credit investment strategy, which combines FFTW’s inflation-linked bond (“ILB”) and currency alpha (“Currency Alpha”) investment strategies.

FFTW Inflation-Linked Bond Investment Strategy
The FFTW ILB investment strategy is focused on inflation-linked bonds and nominal government securities. FFTW believes that inefficiencies in inflation-linked markets lead to opportunities for excess returns relative to a fund’s benchmark (so-called “alpha”). In executing its investment strategy, FFTW applies a fundamental investment approach with top-down macro and bottom-up micro analysis using a variety of proprietary valuation models. FFTW manages portfolio duration and inflation reset risk separately.
FFTW Currency Alpha Strategy
The FFTW Currency Alpha investment strategy utilizes a blend of discretionary and systematic processes to produce alpha while focusing on preservation of capital. The FFTW Currency Alpha discretionary investment approach evaluates global macro and currency factors and weighs these against market valuation on an ongoing basis, while the systematic model investment process is constructed to maximize diversification across multiple dimensions: time horizons, style and market.
Accordingly, the Funds’ Long/Short Credit strategy was revised (as described in a supplement dated November 25, 2015 to the Funds’ Summary and Statutory Prospectuses dated September 8, 2015) to read as follows:
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Long/Short Credit strategies tactically invest (both long and short) in debt securities of domestic and foreign issuers of all maturities and credit qualities, including high-yield/high risk fixed income securities (so-called junk bonds), bank loans, distressed debt, corporate bonds, inflation-linked, and emerging market debt securities. The strategies may also tactically invest (both long and short) in foreign currencies.

In addition, for Virtus Alternative Inflation Solution Fund, the following principal risks were added:
•
Currency Rate Risk. The risk that fluctuations in the exchange rates between currencies may negatively affect the value of the fund’s shares.

•
Foreign Currency Transactions Risk. The risk that the fund’s transactions with respect to foreign currency are not successful or have the effect of limiting gains from favorable market movements.

No changes were made to the names of Funds or their investment objectives in connection with the addition of FFTW as a subadviser.

SHARE OWNERSHIP INFORMATION
The following table shows the number of shares of each Fund that were issued and outstanding as of the Record Date:
Shares Outstanding
Inflation Solution Fund	3,328,305.843
Total Solution Fund	9,411,732.632
As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Funds.
Inflation Solution Fund
Shareholder	Class	Shares	Percent of Class
American Enterprise Investment Svc* FBO #xxxx9970 707 2nd Avenue S Minneapolis MN 55402-2405	Class C	6,754.467	40.28
BNYM I S Trust Co Cust for the IRA of Galen P McKenney Corinna, ME 04928-3514	Class A	12,695.051	15.00
BNYM I S Trust Co Cust for the IRA of Michael T Carr Veazie, MR 04401-7009	Class A	7,806.174	9.22
BNYM I S Trust Co Cust for the IRA Rollover of Teri Jordan Carr Veazie, MR 04401-7009	Class A	9,711.578	11.47
BNYM I S Trust Co Cust for the IRA of Michael M Mossey Veazie, MR 04401-7009	Class A	6,024.936	7.12
Galen P McKenney TOD Corinna, ME 04928-3514	Class A	15,936.726	18.83
National Financial Services LLC* For Exclusive Benefit of our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310	Class A	6,300.762	7.44
Virtus Partners Inc 100 Pearl Street Hartford, CT 06103	Class A Class C Class I	10,077.807 10,000.000 3,215,620.711	11.90 59.64 99.65

Total Solution Fund
Shareholder	Class	Shares	Percent of Class
American Enterprise Investment Svc* FBO #xxxx9970 707 2nd Avenue S Minneapolis MN 55402-2405	Class A Class C	542,182.879 58,439.025	53.45 17.97
Charles Schwab & Co Inc* Special Custody Account FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Class A Class C	122,946.746 24,633.678	12.12 7.57
Morgan Stanley Smith Barney* Harborside Financial Ctr Plz 2 Fl 3 Jersey City, NJ 07311	Class A Class C Class I	157,135.332 156,263.191 1,920,398.029	15.49 48.04 23.82
National Financial Services LLC* For Exclusive Benefit of our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310	Class A Class C	53,644.630 18,280.620	5.29 5.62
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A Class C	96,730.708 50,914.239	9.54 15.65
Virtus Partners Inc 100 Pearl Street Hartford, CT 06103	Class I Class R6	5,630,982.237 10,518.233	69.85 100

*
These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

As of the Record Date, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each of the Funds.
HOUSEHOLDING OF MATERIALS
The Trust may send only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders share the same address, unless the Trust received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Trust and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Virtus Mutual Funds by calling (800) 243-1574, or writing to VP Distributors, LLC, 100 Pearl Street, Hartford, Connecticut 06103. If you share the same address as multiple shareholders and would like the Trust to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact VP Distributors at the above phone number or post office address.

FUTURE SHAREHOLDER MEETINGS
As a Delaware statutory trust, the Trust does not hold shareholder meetings unless required by the 1940 Act. The Trust relied upon an Order to appoint FFTW as the subadviser to the Funds without a shareholder meeting. The Trust does not anticipate holding a meeting of shareholders in 2016. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:
Jennifer S. Fromm
Virtus Investment Partners, Inc.
100 Pearl Street
Hartford, Connecticut 06103
Proposals must be received in a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.
By Order of the Board of Trustees
Jennifer Fromm
Vice President, Chief Legal Officer, Counsel and Secretary
Virtus Alternative Solutions Trust

Exhibit A
VIRTUS ALTERNATIVE SOLUTIONS TRUST
SUBADVISORY AGREEMENT
November 20, 2015
Fischer, Francis, Trees & Watts, Inc.
200 Park Avenue, 11th Floor
New York, New York 10166
RE: Subadvisory Agreement
Ladies and Gentlemen:
Virtus Alternative Solutions Trust (the “Trust”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including Virtus Alternative Inflation Solution Fund and Virtus Alternative Total Solution Fund (individually and collectively, sometimes hereafter referred to as the “Series”).
Virtus Alternative Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.
1.
Appointment as a Subadviser.   The Adviser, being duly authorized, hereby appoints Fischer, Francis, Trees & Watts, Inc. (the “Subadviser”) as a discretionary series adviser to invest and reinvest that discrete portion of the assets of the Series designated by the Adviser (the “Allocated Portion”) as set forth on Schedule F attached hereto on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder. It is acknowledged and agreed that the Adviser may appoint from time to time other subadvisers in addition to the Subadviser to manage the assets of the Series that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Subadviser an exclusive arrangement to act as the sole subadviser to the Series. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Series assets to the Subadviser as the Allocated Portion.

2.
Acceptance of Appointment; Standard of Performance.   The Subadviser accepts its appointment as a discretionary series adviser of the Allocated Portion of the Series and agrees, subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Allocated Portion of the Series in accordance with the investment guidelines for the Allocated Portion of the Series (the “Investment Guidelines”), the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Adviser and the Trust acknowledge that there is no assurance or guarantee that the investment objectives as set forth in the Investment Guidelines will be achieved. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Series in any way. The Adviser and the Trust represent that by complying with the Investment Guidelines the Subadviser will not cause the Series to violate applicable laws, regulations and policies and procedures of the Trust to which the Series is subject. The Adviser and the Trust hereby consent to being treated by the Subadviser as a “qualified eligible person” as defined in the rules promulgated under the United States Commodity Exchange Act (the “CEA”) for the purposes of the CEA and the regulations thereunder.
3.
Services of Subadviser.   In providing management services to the Allocated Portion of the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Series and as set forth in the Trust’s then current prospectus and statement of additional information filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s registration statement (the “Registration Statement”), as may be periodically amended from time to time, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Trust’s prior written approval, effect any transactions that would cause the Allocated Portion of the Series at the time of the transaction to be out of compliance with any of such restrictions or policies. Except as expressly set forth in this Agreement, the Subadviser shall not be responsible for aspects of the Series’ investment program other than managing the Allocated Portion in accordance with the terms and conditions of this Agreement, including without limitation the requirements of this Section 3 and Schedule D of this Agreement. The Adviser and the Trust have furnished the Subadviser with copies of the Registration Statement and will promptly provide the Subadviser with copies of any amendments or supplements thereto. The Adviser and the Trust represent that the Subadviser is not responsible for ensuring that the Registration Statement complies with all applicable laws, regulations and policies and procedures of the Trust to which the Series is subject.
4.
Transaction Procedures.   All series transactions for the Allocated Portion of the Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Allocated Portion of the Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5.
Allocation of Brokerage.   The Subadviser shall have authority and discretion to select brokers and dealers to execute transactions for the Allocated Portion of the Series initiated by the Subadviser, and to select the markets on or in which the transactions will be executed. The Subadviser shall have the authority to open trading and broking accounts with third parties, and negotiate and execute account opening documentation in relation thereto, subject to the limits provided in the Investment Guidelines and to take any other action which in the reasonable opinion of the Subadviser is necessary advisable or incidental to carry out the investment objective as set forth in the Investment Guidelines, including negotiating, entering into and executing, in its capacity as a subadviser of the Series, any agreements or other documents with, but not limited to third party affirmation platforms as is necessary to effect transactions in accordance with the Investment Guidelines, provided however that negotiating and executing (i) master agreements in relation to (among others) OTC derivatives (such as ISDAs, their schedules and credit support documentation), securities lending transactions (such as GMSLAs), repurchase / reverse repurchase transactions (such as GMRAs) and (ii) clearing agreements or arrangements with clearing brokers in relation to listed and OTC derivatives (i.e., Cleared OTC Derivatives Addendum) are exclusively reserved to the Adviser. For the avoidance of doubt, the foregoing proviso does not preclude the Subadviser from negotiating, entering into and executing, in its capacity as a subadviser of the Series, execution services agreements, client agency agreements or other agreements or documents that are required to effect OTC derivatives transactions through swap execution facilities (i.e., SEFs). For the avoidance of doubt, the Subadviser shall not be liable or responsible for execution costs incurred on behalf of the Series.
A.
In placing orders for the sale and purchase of securities for the Allocated Portion of the Series, the Subadviser will seek best execution of orders and comply with the Subadviser’s best execution policy, (i) which will at all times be consistent with applicable law and regulation as well as the Trust’s applicable policies and procedures most recently provided to the Subadviser; and (ii) which the Subadviser has provided to the Adviser and the Trust as of the date of this Agreement and will provide promptly as it is updated from time to time. To the extent the Adviser and/or the Trust is not reasonably satisfied that the Subadviser’s best execution policy, as it is amended from time to time, is appropriate for use with respect to the Allocated Portion of the Series, the Adviser and/or the Trust shall so notify the Subadviser in writing and the Subadviser will comply with reasonable instructions mutually agreed upon by the Adviser, the Trust and the Subadviser in writing, with respect to seeking best execution of orders. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Allocated Portion of the Series, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Allocated Portion of the Series, as to which the Subadviser exercises investment discretion, notwithstanding that the Allocated Portion of the Series may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Allocated Portion of the Series a lower commission on the particular transaction. The Adviser and the Trust acknowledge and accepts that when the Manager receives an instruction from the Adviser to deal with brokers and dealers selected by the Adviser, the Subadviser’s best execution obligations will not apply to that part or aspect of the order to which that Adviser’s instruction relate.
B.
The Subadviser may manage other portfolios and expects that the Allocated Portion of the Series and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Allocated Portion of the Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Allocated Portion of the Series and to such other accounts.

C.
The Subadviser shall not execute any transactions for the Allocated Portion of the Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of  (i) the Series; (ii) another series of the Trust; (iii) the Adviser; (iv) the Subadviser or any other subadviser to the Series; (v) a principal underwriter of the Trust’s shares; or (vi) any other affiliated person of the Series, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Trust, the Adviser, the principal underwriter or any other subadviser to the Series, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of  (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of  (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.
D.
Consistent with its fiduciary obligations to the Trust in respect of the Allocated Portion of the Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Allocated Portion of the Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with applicable policies and procedures.

E.
In connection with Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) and European Market Infrastructure Regulation (“EMIR”) compliance, the Adviser and the Trust consent to and agrees that the Subadviser and its affiliates or subsidiaries are authorized to provide and disclose information concerning the Adviser, the Trust and the Series for the purposes of the meeting applicable transaction and other reporting requirements related to Dodd-Frank and EMIR. The Adviser and the Trust represent and warrant that it will obtain a Global Markets Entity Identifier (“GMEI”) or Legal Entity Identifier (“LEI”) for the Series and provide it to the Subadviser or has requested and authorized the Subadviser to obtain a GMEI or LEI on behalf of the Series. The Adviser and the Trust shall promptly provide the Subadviser with information which may reasonably be requested by the Subadviser or regulatory authorities, to comply with Dodd-Frank and EMIR.

6.
Proxies and Other Shareholder Actions.

A.
To the extent applicable, unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Allocated Portion of the Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Trust’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Allocated Portion of the Series may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. During any annual period in which the Subadviser has voted proxies for the Trust, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.
B.
The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Allocated Portion of the Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Trust to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion of the Series. With the Adviser’s prior written approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Allocated Portion of the Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Allocated Portion of the Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Allocated Portion of the Series or required by applicable law, including ERISA; and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Allocated Portion of the Series.
7.
Prohibited Conduct.   In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Allocated Portion of the Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Trust. The Trust shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Allocated Portion of the Series and will not relieve the Subadviser of its responsibilities or obligations under this Agreement, whether express or implied.

8.
Information and Reports.

A.
The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request including without limitation those specified in Schedule D. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Allocated Portion of the Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Series’ investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.
B.
Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.
The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Allocated Portion of the Series required for any shareholder report, amended Registration Statement, or prospectus supplement to be filed by the Trust with the SEC.

D.
The Adviser and the Trust shall provide the Subadviser with any documentation that it may reasonably require in order to comply with all applicable anti-money laundering laws and regulations. In addition, the Adviser and the Trust agree that the Subadviser may provide copies of such documentation to counterparties which they may reasonably require in order to fulfill their anti-money laundering procedures.

9.
Fees for Services.   The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.
Limitation of Liability.   Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust as the same may be amended from time to time) caused by the action or omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Allocated Portion of the Series unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Series shall inure to the benefit of the Series. For the avoidance of doubt, it is acknowledged and agreed that the Series is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Series, the Trust (on behalf of the Series), or the Adviser against the Subadviser for recovery pursuant to this section.
11.
Confidentiality.   Subject to the duty of the Subadviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Allocated Portion of the Series and the actions of the Subadviser and the Trust in respect thereof. Notwithstanding the foregoing, the Trust and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Allocated Portion of the Series pursuant to this Agreement,(ii) include performance statistics regarding the Allocated Portion of the Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series, and (iii) disclose information about the Trust, the Adviser or the Series as deemed necessary to carry out the Subadviser’s duties and obligations under this Agreement, provided with respect to this subsection (iii) that each such person is under an obligation to keep the information confidential and the Subadviser will be liable hereunder for the failure of any such person to keep the information confidential.
12.
Assignment.   This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.
Representations, Warranties and Agreements of the Subadviser.   The Subadviser represents, warrants and agrees that:

A.
It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Trust; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.
It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.
It will maintain, keep current and preserve on behalf of the Trust, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either, subject to the Subadviser’s record retention policies and procedures and requirements imposed by law and regulation.

D.
It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Trust has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Trust. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Trust as the Trust or its Chief Compliance Officer on behalf of the Trust or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Trust from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The

Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.
E.
It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Trust could affect the Trust, by the Trust, of  “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Trust’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Trust’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Allocated Portion of the Series.

F.
The Subadviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Series.

G.
To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Trust or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Trust and the Adviser if the representation in this Section 13.G is no longer accurate.
H.
The Subadviser shall promptly notify the Adviser of any changes in its executive officers or in its key personnel, including, without limitation, any change in the portfolio manager(s) named in the Series’ prospectus as being responsible for the Allocated Portion of the Series or if there is an actual or expected change in control or management of the Subadviser.

14.
No Personal Liability.   Reference is hereby made to the Declaration of Trust establishing the Trust, a copy of which has been filed with the SEC, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Alternative Solutions Trust” refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.
Entire Agreement; Amendment.   This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Trust) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Series’ outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates. It is understood that from time to time the Allocated Portion of a Series may be zero. This Agreement does not terminate in the event that no Allocated Portion of any Series is available for the Subadviser.
16.
Effective Date; Term.   This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2016. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Trust or by vote of a majority of outstanding voting securities of the Trust and (ii) by vote of a majority of the trustees who are not interested persons of the Trust (as defined in the Act) or of any person party to this Agreement, cast in person at a meeting called for the purpose of such approval.

17.
Termination.   This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Trust, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Trust, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement may also be terminated, without the payment of any penalty, by the Subadviser immediately (i) upon the material breach by the Adviser of this Agreement or (ii) at the discretion of the Subadviser, if the Adviser or any officer or director of the Adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. In the event of termination, the Subadviser shall be entitled to receive all fees accrued due up to the date of such termination. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable.
18.
Applicable Law.   To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware applicable to contracts entered into and fully performed within the State of Delaware, without giving effect to conflict of laws principles.

19.
Severability.   If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.
Notices.   Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)
To the Adviser or the Trust at:

Virtus Alternative Investment Advisers, Inc.
100 Pearl Street
Hartford, Connecticut 06103
Attn: Jennifer Fromm
Telephone: (860) 263-4790
Facsimile: (860) 241-1024
E-mail: jennifer.fromm@virtus.com
(b)
To the Subadviser at:

Fischer, Francis, Trees & Watts, Inc.
200 Park Avenue, 11th Floor
New York, New York 10166
Attn: Robin Meister
Telephone: 212-681-3026
Facsimile: 212-681-3295
E-mail: robin.meister@bnpparibas.com
21.
Certifications.   The Subadviser shall timely provide to the Adviser and the Trust, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Allocated Portion of the Series for the Trust’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Series with respect to the Allocated Portion, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Trust in order to support the Trust’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Allocated Portion of the Series (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Trust. Without limiting the foregoing, the Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.
22.
Indemnification.

A.
The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.
B.
The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

C.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which

(i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.
D.
No party will be liable to another party for consequential damages under any provision of this Agreement.

23.
Receipt of Disclosure Documents.   The Trust and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any material amendment and within ninety days after making any non-material amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements of BNP Paribas (the ultimate parent of the Subadviser), including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.
Counterparts; Fax Signatures.   This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.
Bankruptcy and Related Events.   Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Trust ceases to be registered as an investment company under the Act.

THE ADVISER, THE TRUST AND THE SERIES SHOULD ALSO BE AWARE THAT THIS COMMODITY TRADING ADVISOR MAY ENGAGE IN TRADING FOREIGN FUTURES OR OPTIONS CONTRACTS. TRANSACTIONS ON MARKETS LOCATED

OUTSIDE THE UNITED STATES, INCLUDING MARKETS FORMALLY LINKED TO A UNITED STATES MARKET, MAY BE SUBJECT TO REGULATIONS WHICH OFFER DIFFERENT OR DIMINISHED PROTECTION. FURTHER, UNITED STATES REGULATORY AUTHORITIES MAY BE UNABLE TO COMPEL THE ENFORCEMENT OF THE RULES OF REGULATORY AUTHORITIES OR MARKETS IN NON UNITED STATES JURISDICTIONS WHERE SERIES TRANSACTIONS MAY BE EFFECTED. BEFORE THE SERIES TRADES, SERIES SHOULD INQUIRE ABOUT ANY RULES RELEVANT TO SERIES’ PARTICULAR CONTEMPLATED TRANSACTIONS AND ASK THE FIRM WITH WHICH THE SERIES INTENDS TO TRADE FOR DETAILS ABOUT THE TYPES OF REDRESS AVAILABLE IN BOTH THE SERIES’ LOCAL AND OTHER RELEVANT JURISDICTIONS.
PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE “COMMISSION”) IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.
[signature page follows]

VIRTUS ALTERNATIVE SOLUTIONS TRUST
By:	/s/ Amy Hackett
Name:	Amy Hackett
Title:	Vice President and Assistant Treasurer
VIRTUS ALTERNATIVE INVESTMENT ADVISERS, INC.
By:	/s/ Frank Waltman
Name:	Frank Waltman
Title:	Executive Vice President
ACCEPTED:
Fischer, Francis, Trees & Watts, Inc.
By:	/s/ Robin Meister
	Name:	Robin Meister
	Title:	Chief Legal and Compliance Officer
SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Allocated Portion of the Series

SCHEDULE A
OPERATIONAL PROCEDURES
In order to minimize operational problems, it will be necessary for trade information to be supplied in a secure manner by the Subadviser to the Trust’s Service Providers, including: The Bank of New York Mellon (the “Custodian”), Virtus Fund Services (the “Fund Administrator”) BNY Mellon Investment Servicing (US) Inc., (the “Sub-Accounting Agent”), JP Morgan (the “Prime Broker”) and all other Counterparties/Brokers as required. The Subadviser must furnish the Trust’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties and designated persons of the Trust. Trade information sent to the Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Series.
The Sub-Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Sub-Accounting Agent no later than 4:30 p.m. (Eastern Time) on the day of the trade each day the Trust is open for business. All other executed trades must be delivered to the Sub-Accounting Agent on Trade Date plus 1 by Noon (Eastern Time) to ensure that they are part of the Series’ NAV calculation. (The Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Sub-Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Series. The data to be sent to the Sub-Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Sub-Accounting Agent and designated persons of the Trust and shall include (without limitation) the following:
1.
Transaction type (e.g., purchase, sale, open, close, put call);

2.
Security type (e.g., equity, fixed income, swap, future, option, short, long);

3.
Security name;

4.
Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);

5.
Number of shares and par, original face, contract amount, notional amount;

6.
Transaction price per share (clean if possible);

7.
Strike price;

8.
Aggregate principal amount;

9.
Executing broker;

10.
Settlement agent;

11.
Trade date;

12.
Settlement date;

13.
Aggregate commission or if a net trade;

14.
Interest purchased or sold from interest bearing security;

15.
Net proceeds of the transaction;

16.
Trade commission reason: best execution, soft dollar or research (to be provided quarterly);

17.
Derivative terms;

18.
Non-deliverable forward classification (to be provided quarterly);

19.
Maturity/expiration date; and

20.
Details of margin and collateral movement.

SCHEDULE B
RECORDS TO BE MAINTAINED BY THE SUBADVISER
1.
(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.
The name of the broker;

B.
The terms and conditions of the order and of any modifications or cancellations thereof;

C.
The time of entry or cancellation;

D.
The price at which executed;

E.
The time of receipt of a report of execution; and

F.
The name of the person who placed the order on behalf of the Trust.

2.
(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.
Shall include the consideration given to:

(i)
The sale of shares of the Trust by brokers or dealers.

(ii)
The supplying of services or benefits by brokers or dealers to:

(a)
The Trust,

(b)
The Adviser,

(c)
The Subadviser, and

(d)
Any person other than the foregoing.

(iii)
Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.
Shall show the nature of the services or benefits made available.

C.
Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.
Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.
(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.
(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Trust.

5.
Records as necessary under Board- approved policies and procedures of the Trust, including without limitation those related to valuation determinations.

*
Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE D
SUBADVISER FUNCTIONS
With respect to managing the investment and reinvestment of the assets of the Allocated Portion of the Series, the Subadviser shall provide, at its own expense:
(a)
An investment program for the Allocated Portion of the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)
Periodic reports and/or questionnaires, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Trust’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of assets of the Allocated Portion of the Series in accordance with the then prevailing Registration Statement pertaining to the Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of the Allocated Portion of the Series’ investment program, including, without limitation, analysis of performance of the Allocated Portion of the Series; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)
Promptly after filing with the SEC any material amendment, and within 90 days after making any non-material amendment, to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)
Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)
Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.
(f)
Reasonable assistance in the fair valuation of securities held by the Allocated Portion of the Series, including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E
FORM OF SUB-CERTIFICATION
To:
Re:
Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Series].

From:
[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.
[Name of Series].
In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Trust.
Schedule of Investments
Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.
In addition, our organization has:
a.
Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.
Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.
In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as a subadviser to the Series.

I have read the draft of the Report which I understand to be current as of  [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to that portion of the Series allocated to the Subadviser (the “Allocated Portion of the Series”), contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.
I have disclosed, based on my most recent evaluation, to the Series’ Chief Accounting Officer:
a.
All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Allocated Portion of the Series in a timely fashion;

b.
Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:
a.
The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.
The Subadviser has complied with the Prospectus and Statement of Additional Information of the Series and the Policies and Procedures of the Series as adopted by the Series’ Board of Trustees.

c.
I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.
The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Allocated Portion of the Series as outlined above.

e.
Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.

This certification relates solely to the Allocated Portion of the Series named above and may not be relied upon by any other fund or entity.
The Subadviser does not maintain the official books and records of the above Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Series’ official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser] [Name of Authorized Signer] [Title of Authorized Signer]	Date

SCHEDULE F
SERIES	ALLOCATED PORTION
Virtus Alternative Inflation Solution Fund	10 Year Breakeven Inflation + Currency Alpha Strategy Allocation
Virtus Alternative Total Solution Fund	10 Year Breakeven Inflation + Currency Alpha Strategy Allocation